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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   May 25, 2006






                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)



 NEW JERSEY                         000-29341                    51-0471976
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 (State of                         (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:             (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2006, iVoice, Inc. entered into a Securities Purchase Agreement for the sale of $8,547,886 in secured convertible debentures to Cornell Capital Partners, LP ("Cornell"). Under the terms of the Securities Purchase Agreement, a number of previously issued promissory notes were converted into secured convertible debentures. These included: (i) the Promissory Note dated May 25, 2004 (the "2004 Note"), of which Three Hundred Thirty Three Thousand Seven Hundred Sixty Dollars ($333,760) of principal is outstanding plus One Hundred Seventy Thousand Sixteen Dollars ($170,016) of accrued and unpaid interest, through May 11, 2006 and (ii) the Promissory Note dated May 24, 2005 (the "2005 Note") of Five Million Dollars ($5,000,000), plus Five Hundred Forty Four Thousand One Hundred Ten Dollars ($544,110) of accrued and unpaid interest through May 11, 2006. Additionally, a new secured convertible debenture was issued for One Million Two Hundred Fifty Thousand Dollars ($1,250,000) that was funded two (2) business days prior to the date the registration statement (the "Registration Statement") was filed with the SEC pursuant to the Investor Registration Rights Agreement dated May 25, 2006. The last secured convertible debenture for $1.25 million was funded on May 26, 2006. An additional secured convertible debenture for One Million Two Hundred Fifty Thousand Dollars ($1,250,000) shall be issued and funded two (2) business days prior to the date the Registration Statement is declared effective by the SEC.

Under the terms of the Securities Purchase Agreement the Company issued Cornell three warrants with the right to purchase, for a term of five years, up to 10 million Class A Common Stock shares, each at $.30, $.40 and $.50 per share, respectively. Additionally, the Company entered into an Amended and Restated Security Agreement granting Cornell a security interest in all the assets of the Company securing the secured convertible debenture. The Company entered into an Investors Registration Rights Agreement dated May 25, 2006 obligating the Company to register the shares issuable upon the conversion of the secured convertible debentures and warrants under the Securities Act of 1934, as amended.


SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01 above, on May 25, 2006, the Company sold to the Cornell an aggregate of $8,547,886 in secured convertible debentures and three warrants with the right to purchase, for a term of five years, up to 10 million Class A Common Stock shares, each at $.30, $.40 and $.50 per share, respectively. The secured convertible debentures are convertible into the Company's Class A Common Stock at a conversion price equal to ninety percent (90%) of the lowest Closing Bid Price of the Common Stock during the thirty (30) days trading days immediately preceding the Conversion Date, as quoted by Bloomberg, LP.

Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


d)       EXHIBITS

10.1 Securities Purchase Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.2 Amended and Restated Security Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.3 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 25, 2006 for $1,250,000.

10.4 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 11, 2006 for $5,544,110

10.5 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 11, 2006 for $503,776

10.6 Investor Registration Rights Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.7     Irrevocable Transfer Agent Instructions.

10.8 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.30 per share.

10.9 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.40 per share.

10.10 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.50 per share.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,


Date: June 2, 2006                       By: /s/ Jerome R. Mahoney
                                             ---------------------
                                             Jerome R. Mahoney
                                             President, Secretary and
                                             Chief Executive Officer

                                INDEX OF EXHIBITS



10.1 Securities Purchase Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.2 Amended and Restated Security Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.3 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 25, 2006 for $1,250,000.

10.4 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 11, 2006 for $5,544,110

10.5 Secured Convertible Debenture issued to Cornell Capital Partners, LP. dated May 11, 2006 for $503,776

10.6 Investor Registration Rights Agreement between the Company and Cornell Capital Partners, LP dated May 25, 2006.

10.7     Irrevocable Transfer Agent Instructions.

10.8 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.30 per share.

10.9 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.40 per share.

10.10 Warrant issued to Cornell Capital Partners, LP. dated May 25, 2006 to purchase up to 10 Million shares at $.50 per share.